Supplement dated August 27, 2014 to the prospectus dated May 1, 2014 for

Pacific Portfolios for Chase variable annuity contracts

issued by

Pacific Life Insurance Company

and

Pacific Portfolios for Chase variable annuity contracts

issued by

Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the prospectuses referred to above unless otherwise defined herein. “We,” “us” or “our” refer to Pacific Life Insurance Company and/or Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). Please retain it for future reference.

Changes to the JPMorgan Insurance Trust

The Board of Trustees of the JPMorgan Insurance Trust (“JPMIT”) has decided to terminate and liquidate the JPMIT Equity Index Portfolio, the JPMIT Mid Cap Growth Portfolio and the JPMIT Intrepid Growth Portfolio (the “JPMIT Variable Investment Options”), currently available under your Contract, effective on or about December 12, 2014.

Effective August 26, 2014, for existing Contract Owners who have Contract Value allocated to any of the JPMIT Variable Investment Options, additional allocations to the JPMIT Variable Investment Options will be accepted up to and including December 1, 2014, after which no new purchases will be accepted. For all other Contract Owners, allocations to the JPMIT Variable Investment Options will no longer be accepted effective August 26, 2014. Accordingly, effective August 26, 2014, all references to the JPMIT Variable Investment Options are deleted from the Prospectus.